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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 18, 1996

                          INTEK DIVERSIFIED CORPORATION
             (Exact name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                    0-9160                           04-2450145
                 (Commission File Number)            (I.R.S. Employer
                                                     Identification No.)

970 West 190th Street, Suite 720, Torrance, California       90502
(Address of Principal Executive Office)                      (Zip Code)

                                 (310) 366-7703
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               (Registrant's Telephone Number, Including Area Code)


- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On June 18, 1996, INTEK Diversified Corporation ("Intek") issued a press release announcing the execution of two definitive agreements, one with Securicor Communications Limited, a UK corporation ("Securicor"), to acquire all the outstanding stock (other than certain preferred shares) of its subsidiary, Securicor Radiocoms Limited ("SRL"), and the second with Midland International Corporation ("Midland") and Simmonds Capital Limited ("SCL") to acquire a license for the use of the Midland trademark and certain other assets.

         Under the terms of the agreements, Intek will acquire the stock of SRL in exchange for issuance to Securicor of 25 million shares of Intek's common stock and will acquire the Midland trademark and assets in exchange for the issuance of 2.5 million shares of common stock.

         The completion of the proposed transactions is subject, among other things, to the approval of Intek's shareholders and, in the case of the Intek-Securicor transaction, Intek having a specified minimum number of constructed Land Mobile Radio systems under management and Securicor having received certain UK tax clearances, as well as other customary conditions, including the absence of a material adverse change in the parties' respective businesses and the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The transactions are conditioned on one another, and the parties expect the transactions to close during the third quarter of 1996. Upon completion of the proposed transactions, there will be approximately 40 million common shares of Intek outstanding, approximately 26 million of which will be held by Securicor.

Item 7.  Financial Statements and Exhibits.

EXHIBITS

Exhibit 2.1 Stock Purchase Agreement, dated as of June 18, 1996, between Intek Diversified Corporation and Securicor Communications Limited (incorporated by reference to Exhibit 2 to Amendment No. 2 to Schedule 13D filed by Securicor International Limited on June 28, 1996).

Exhibit 2.2 Sale of Assets and Trademark License Agreement, dated as of June 18, 1996, among Intek Diversified Corporation, Midland International Corporation and Simmonds Capital Limited (incorporated by reference to Exhibit Z to Amendment No. 17 to
                  Schedule 13D filed by Simmonds Capital Limited on June 27,
                  1996).


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Exhibit 2.3       Voting Agreement, dated June 18, 1996, by and among
                  Securicor Communications Limited, Securicor International Limited, Romer One Holdings, Inc., Simmonds Capital Limited and Intek Diversified Corporation (incorporated by reference to Exhibit BB to Amendment No. 17 to Schedule 13D filed by Simmonds Capital Limited on June 27, 1996).

Exhibit 99.1      Press Release dated June 18, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTEK Diversified Corporation

                                           By: /s/ D. Gregg Marston
                                           Its:       Controller

                                           Dated:  July 1, 1996



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                                  EXHIBIT INDEX

Exhibit 2.1 Stock Purchase Agreement, dated as of June 18, 1996, between Intek Diversified Corporation and Securicor Communications Limited (incorporated by reference to Exhibit 2 to Amendment No. 2 to Schedule 13D filed by Securicor International Limited on June 28, 1996).

Exhibit 2.2 Sale of Assets and Trademark License Agreement, dated as of June 18, 1996, among Intek Diversified Corporation, Midland International Corporation and Simmonds Capital Limited (incorporated by reference to Exhibit Z to Amendment No. 17 to
                  Schedule 13D filed by Simmonds Capital Limited on June 27,
                  1996).

Exhibit 2.3 Voting Agreement, dated June 18, 1996, by and among Securicor Communications Limited, Securicor International Limited, Romer One Holdings, Inc., Simmonds Capital Limited and Intek Diversified Corporation (incorporated by reference to Exhibit BB to Amendment No. 17 to Schedule 13D filed by Simmonds Capital Limited on June 27, 1996).

Exhibit 99.1      Press Release dated June 18, 1996.